Exhibit 99.1

PricewaterhouseCoopers LLP
750 B Street
Suite 2900
San Diego, CA 92101-8122
Telephone (619) 744-8000

May 5, 2004

Mr. Gary Clifford
Chief Financial Officer
Acceris Communications Inc.
9775 Businesspark Avenue
San Diego, California 92131

Dear Mr. Clifford:

This is to confirm that the client-auditor relationship between Acceris Communications Inc. (Commission File Number 0-17973) and PricewaterhouseCoopers LLP will cease upon completion of services related to the review of the March 31, 2004 financial statements.

Yours very truly,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

cc:	Chief Accountant SECPS Letter File, Mail Stop 11-3 Securities and Exchange Commission 450 Fifth Street, N.W. Washington, D.C. 20549